UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

GAXOS.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41620	87-3288897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

101 Eisenhower Pkwy, Suite 300,

Roseland, NJ 07068

(Address of principal executive offices, including ZIP code)

(973) 275-7428

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001	GXAI	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 18, 2026, Gaxos.ai Inc. (the “Company”) entered into and simultaneously consummated the closing of an Asset Purchase Agreement (the “APA”), by and among the Company and Game Foundry AI (the “Buyer”) for the sale of substantially all of the Company’s gaming assets, including its portfolio of mobile games and Gaxos Gaming Lab in exchange for the issuance of 2,200,000 shares of the Buyer’s common stock, for an aggregate estimated consideration of $1,760,000. The shares were issued in reliance on Section 4(a)(2) of the Securities Act of 19933, as amended.

Item 7.01 Regulation FD Disclosure

On June 24, 2026, the Company issued a press release announcing its entry into the APA and simultaneous closing. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025 and the notes related thereto, in each case giving effect to the Asset Sale, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement by and between Gaxos.ai Inc. and Game Foundry AI dated June 18, 2026
99.1	Press release dated June 24, 2026
99.2	Unaudited pro forma consolidated financial information of Gaxos.ai Inc. for the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	GAXOS.AI INC.

/s/ Vadim Mats
Vadim Mats
Chief Executive Officer